UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	September 21, 2011

Torvec, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

New York	000-24455	16-1509512
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

1999 Mt. Read Blvd, Bldg 3, Rochester, New York		14615
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	585-254-1100

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01 Entry into a Material Definitive Agreement.

On September 23, 2011, Torvec, Inc. (the "Company") entered into a Securities Purchase Agreement (the "Purchase Agreement"), pursuant to which the Company sold and issued 15,562,500 shares of its Series C Voting Convertible Preferred Stock, par value $0.01 per share (the "Preferred Shares"), and warrants (the "Warrants") to purchase 1,556,250 shares of its common stock, par value $0.01 per share ("Common Stock"), in a private placement to B. Thomas Golisano and two other accredited investors for an aggregate purchase price of $6,225,000 (the "Transaction"). In connection with the Purchase Agreement, and as part of the same plan of financing, three of the Company’s directors and one executive officer entered into a separate Subscription Agreement ("Directors Subscription Agreement") to purchase (a) 687,500 Preferred Shares and (b) Warrants to purchase 68,750 shares of Common Stock which contain the same terms and conditions as the Warrants purchased under the Purchase Agreement, for an aggregate purchase price of $275,000 (collectively, the "Directors’ Investment Transaction"). The Preferred Shares and the Warrants are referred to herein, collectively, as the "Series C Securities."

Directors, Thomas F. Bonadio, Asher J. Flaum, and Gary A. Siconolfi, and Chief Financial Officer, Robert W. Fishback, participated in the Directors’ Investment Transaction purchasing $50,000, 100,000, $100,000, and $25,000 of Series C Securities, respectively.

The Company intends to use the financing proceeds for the continued development and marketing of its technology for commercialization.

The Purchase Agreement, the form of Warrant, and a copy of the Directors Subscription Agreement are attached hereto as Exhibits 10.1, 10.2, and 10.3, respectively. A description of the material terms of the Transaction is set forth below, and is qualified in its entirety by reference to the documents attached hereto as Exhibits 3.1, 10.1, 10.2, 10.3, and 10.4 which are incorporated herein by reference.

Series C Preferred Stock

The Preferred Shares are subject to and qualified by the terms and conditions of the Certificate of Amendment of the Certificate of Incorporation of the Company (the "Certificate of Amendment"), describing the rights, privileges and preferences of the Preferred Shares, a copy of which is attached hereto as Exhibit 3.1 and is incorporated herein by reference.

Each Preferred Share is convertible, at the holder’s election, into one share of the Common Stock. The conversion rate is subject to adjustment in the event of the issuance of Common Stock as a dividend or distribution, and the subdivision or combination of the outstanding Common Stock or a reorganization, recapitalization, reclassification, consolidation or merger of the Company, as described in the Certificate of Amendment.

The Preferred Shares have a liquidation preference at their stated value per share of $0.40 that is senior to the Company’s Common Stock, and the Company’s Class A Non-Voting Cumulative Convertible Preferred Shares and Class B Non-Voting Cumulative Convertible Preferred Shares. The liquidation preference is payable upon a liquidation, dissolution or winding up of the Company, whether voluntary or involuntary, or upon a deemed liquidation of the Company. A deemed liquidation includes, unless decided by the holders of at least two-thirds of the Preferred Shares, any consolidation, merger, or reorganization of the Company in which the shareholders of the Company own less than fifty percent of the voting power of the resultant entity, or an acquisition to which the Company is a party in which at least fifty percent of the Company’s voting power is transferred, or the sale, lease, exclusive license or transfer of all or substantially all of the assets or intellectual property of the Company other than to a wholly owned subsidiary.

The Preferred Shares have no right to receive dividends and have no redemption right. The Preferred Shares vote with the Common Stock on an as-converted basis. The Company may not, without approval of the holders of at least two-thirds of the Preferred Shares, (i) create any class or series of stock that is pari passu or senior to the Preferred Shares; (ii) create any class or series of stock that would share in the liquidation preference of the Preferred Shares or that is entitled to dividends payable other than in Common Stock or preferred shares of its own series, (iii) acquire any equity security or pay any dividend, except dividends on a class or series of stock that is junior to the Preferred Stock, payable in such junior stock, (iv) reissue any Preferred Shares, (v) declare or pay any dividend that would impair the payment of the liquidation preference of the Preferred Shares, (vi) authorize or issue any additional Preferred Shares, (vii) change the Certificate of Incorporation to adversely affect the rights of the holders of the Preferred Shares, or (viii) authorize, commit to or consummate any liquidation, dissolution or winding up in which the liquidation preference of the Preferred Shares would not be paid in full.

Warrants

The Warrants are governed by the terms and conditions contained in the form of Warrant, a copy of which is attached hereto as Exhibit 10.2 and is incorporated herein by reference.

The Warrants have a ten (10) year term and are initially exercisable for 1,625,000 shares of Common Stock. The Warrants are exercisable, at the holder’s election, for shares of the Company’s Common Stock in either a cash or cashless exercise. The Warrants have an initial exercise price equal to the greater of (i) $0.01 or (ii) eighty percent (80%) of the volume weighted average sale price per share of the Company’s Common Stock during the ten (10) consecutive trading days immediately preceding the notice of exercise.

Other Purchase Agreement Terms

Pursuant to the Purchase Agreement, the Company must within 30 days deregister the remaining 4,011,717 unsold shares of Common Stock covered by the Registration Statement on Form S-8 for the Company’s Business Consultants Stock Plan which was terminated in connection with the Transaction.

Investors’ Rights Agreement

In connection with the financing described above, the Company entered into an Investors’ Rights Agreement on September 23, 2011 (the "Investors’ Rights Agreement"), with investors B. Thomas Golisano, Charles T. Graham, and David Still (the "Investors"). Pursuant to the Investors’ Rights Agreement, the Company granted registration rights to the investors covering Common Stock issued on the conversion of the Preferred Shares or exercise of the Warrants or other shares issued in connection with the Transaction (the "Underlying Shares"). The registration rights are triggered when the Company is eligible to utilize Form S-3, and until such time as (i) the Company is sold, (ii) the Company is dissolved, or (iii) the Underlying Shares are eligible for resale without restriction in a three month period under Rule 144. Investors holding shares for sale to receive at least $500,000 in gross proceeds have the right to make the demand up to one time in any such twelve month period. The Investors’ Rights Agreement also contains a right of first offer for the future issuance of any equity securities of the Company. The Investors are entitled to purchase the portion of such future equity securities to be issued which equals the proportion that the total Common Stock then attributable to such Investor based on the Common Stock, Warrants and Preferred Shares held of record by such Investor bears to the total Common Stock of the Company then outstanding (in each instance assuming full conversion and/or exercise, as applicable, of all Preferred Shares and any other derivative securities of the Company then outstanding). Participating Investors are also permitted to purchase their proportionate share (or a share that is otherwise agreed among such participating Investors) of the purchase right of any non-participating Investor. The right of first offer does not apply to (i) the issuance of dividends or distributions, (ii) issuances by reason of reorganization or recapitalization of the Company’s capital stock, (iii) issuances made to employees, directors, advisors, or consultants pursuant to a plan or arrangement approved by the Board of Directors, (iv) issuances of any equity securities awarded as compensation, as payment for lease expenses, or as payment of consideration under any license agreements, (v) issuances upon exercise or conversion of options or warrants, (vi) issuances in connection with the Directors’ Investment Transaction, and (vii) issuances of common stock or options, or warrants pursuant to the acquisition of another company.

Pursuant to the terms of the Investors’ Rights Agreement, the Company may not, without the consent of Mr. Golisano: (i) grant any equity based compensation; (ii) reduce the per-share exercise price or conversion price of any equity based compensation; (iii) create or incur indebtedness in excess of $1,000,000 in the aggregate at any time, or (iv) guarantee the indebtedness of any third party except for trade account payables arising in the ordinary course of business. In the event the Company grants any equity based compensation or reduces the per-share exercise price or conversion price of any equity based compensation in violation of the terms of the Investors’ Rights Agreement, and with the effect that additional equity interests are issuable as a result, then the Company shall be obligated to immediately issue to each Investor such aggregate number of additional shares of Common Stock so that immediately following such violation such Investor’s ownership percentage is unaffected by the violation.

The Investors also agreed to "Market Stand-off" provisions that may be requested by an underwriter in an underwritten public offering by the Company.

In addition, pursuant to the terms of the Investors’ Rights Agreement, as long as Mr. Golisano may acquire at least 3,000,000 shares of Common Stock by conversion or exercise of his Series C Securities, (i) he is entitled to inspect the properties, assets, business and operation of the Company and discuss its business and affairs with its officers, consultants, directors and key employees, (ii) the Company shall invite him or his representative to attend all meetings of the Board of Directors and provide him with all information provided to directors for such purpose, and (iii) at his request, the Company shall cause him to be appointed to serve as a director until the following annual meeting of shareholders and until a successor is elected.

A copy of the Investors’ Rights Agreement has been filed with this Current Report on Form 8-K as Exhibit 10.4 and is incorporated by reference herein.

Shareholder Approval

The content and filing of the Certificate of Amendment was approved at a Special Meeting of the holders of the Company’s Class A Non-Voting Cumulative Convertible Preferred Shares, and Class B Non-Voting Cumulative Convertible Preferred Shares, originally scheduled for September 7, 2011, and adjourned to September 19, 2011, by a majority of the holders of such shares entitled to vote thereon voting as a single class.

Item 3.02 Unregistered Sales of Equity Securities.

The information contained in Item 1.01 is hereby incorporated by reference. Neither the Series C Securities nor the Underlying Shares are currently registered under the Securities Act of 1933, as amended, and may not be offered or sold in the United States absent registration or an applicable exemption from registration requirements.

In connection with the Transaction, the Company relied upon the exemption from securities registration afforded by Rule 506 of Regulation D as promulgated by the United States Securities and Exchange Commission under the Securities Act of 1933, as amended (the Securities Act) and/or Section 4(2) of the Securities Act. No advertising or general solicitation was employed in offering the securities. The offering and sale was made directly to seven individuals, who are accredited investors, and transfer of the Series C Securities is restricted by the Company in accordance with the requirements of the Securities Act.

Item 3.03 Material Modifications to Rights of Security Holders.

On September 21, 2011, the Company filed the Certificate of Amendment, a copy of which has been filed with this Current Report on Form 8-K as Exhibit 3.1, and is incorporated herein by reference. The Certificate of Amendment, describing the rights, privileges and preferences of the Company’s Series C Preferred Stock, is described more fully in Item 1.01 above.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On September 21, 2011, the Company filed the Certificate of Amendment, a copy of which has been filed with this Current Report on Form 8-K as Exhibit 3.1, and is incorporated herein by reference. The Certificate of Amendment, describing the rights, privileges and preferences of the Company’s Series C Preferred Stock, is described more fully in Item 1.01 above.

Item 5.07 Submission of Matters to a Vote of Security Holders.

One September 19, 2011, the Company held a Special Meeting of the holders of the Company’s Class A Non-Voting Cumulative Convertible Preferred Shares, or Series A Shares, and Class B Non-Voting Cumulative Convertible Preferred Shares, or Series B Shares, originally scheduled for September 7, 2011, to consider and approve the content and filing of the Certificate of Amendment. Only holders of the Company's Series A or Series B Shares at the close of business on August 26 2011 (the "Record Date") were entitled to vote at the Special Meeting. As of the Record Date, there were 664,601 Series A and Series B Shares entitled to vote, the holders of which were entitled to one vote per share. Holders of shares representing a total of 605,762 votes ( 91.1% of the total voting power), constituting a quorum, were represented in person or by valid proxies at the Special Meeting. At the Special Meeting, a majority of the holders of the Series A and Series B Shares entitled to vote thereon, voting as a single class, approved the content and filing of the Certificate of Amendment, described more fully in Item 1.01 above, as follows:

Votes For - 605,762
Votes Against - 0
Abstentions - 0
Broker Non-Votes - 0

Item 8.01 Other Events.

On September 26, 2011, the Company issued a press release announcing the Transaction described in Item 1.01 above. A copy of this press release has been filed with this Current Report on Form 8-K as Exhibit 99.1 and is incorporated herein by reference. This disclosure is being filed pursuant to Rule 135c promulgated under the Securities Act of 1933, as amended, and is neither an offer to sell, nor a solicitation of an offer to buy, any of the securities described in this disclosure, and shall not constitute an offer, solicitation or sale in any jurisdiction in which such offer, solicitation or sale is unlawful.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number / Description

3.1 Certificate of Amendment to the Certificate of Incorporation of Torvec, Inc., dated September 21, 2011

10.1 Securities Purchase Agreement by and among Torvec, Inc., a New York corporation, B. Thomas Golisano, and each purchaser listed on the Schedule of Purchasers attached thereto, dated September 23, 2011

10.2 Form of Warrant to Purchase Common Stock of Torvec, Inc.

10.3 Form of Directors Subscription Agreement

10.4 Investors’ Rights Agreement by and between Torvec, Inc., a New York corporation, B. Thomas Golisano, Charles T. Graham, and David Still, dated September 23, 2011

99.1 Press Release dated September 26, 2011

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Torvec, Inc.

September 26, 2011	By:	Robert W. Fishback

Name: Robert W. Fishback
Title: Chief Financial Officer and Principal Accounting Officer

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Exhibit Index

Exhibit No.	Description

3.1	Certificate of Amendment to the Certificate of Incorporation of Torvec, Inc., dated September 21, 2011
10.1	Securities Purchase Agreement by and among Torvec, Inc., a New York corporation, B. Thomas Golisano, and each purchaser listed on the Schedule of Purchasers attached thereto, dated September 23, 2011
10.2	Form of Warrant to Purchase Common Stock of Torvec, Inc.
10.3	Form of Directors Subscription Agreement
10.4	Investors’ Rights Agreement by and between Torvec, Inc., a New York corporation, B. Thomas Golisano, Charles T. Graham, and David Still, dated September 23, 2011
99.1	Press Release dated September 26, 2011